UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2015 (July 30, 2015)

Tallgrass Energy GP, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On July 30, 2015, Thomas A. Gerke was elected as an independent director of TEGP Management, LLC, the general partner (the “General Partner”) of Tallgrass Energy GP, LP (the “Company”). Mr. Gerke’s term as a director will begin on August 3, 2015. Mr. Gerke will also serve as a member of the Audit Committee of the General Partner.

Mr. Gerke is currently serving, and has served since January 2012, as Chief Legal Officer at H&R Block, the world’s largest consumer tax services provider. From January 2011 to April 2011, Mr. Gerke served as Executive Vice President, General Counsel and Secretary of YRC Worldwide, a leading transportation service provider. From July 2009 to December 2010, Mr. Gerke served as Executive Vice Chairman of CenturyLink, a Fortune 500 integrated communications business. From December 2007 to June 2009, he served as President and Chief Executive Officer at Embarq, then a Fortune 500 integrated communications business. He also held the position of Executive Vice President and General Counsel - Law and External Affairs at Embarq from May 2006 to December 2007. From October 1994 through May 2006, Mr. Gerke held a number of executive and legal positions with Sprint, serving as Executive Vice President and General Counsel for over two years. He currently serves as trustee for the Greater Kansas City Local Investment Commission, Inc. and as a member of the Board of Directors for Consolidated Communications. He holds a Bachelor of Science degree in Business Administration from the University of Missouri in Columbia, a Masters of Business Administration degree from Rockhurst University and a Juris Doctorate degree from the University of Missouri School of Law in Kansas City.

Mr. Gerke was not elected pursuant to any arrangement or understanding with the Company or any affiliate of the Company. Mr. Gerke has not engaged in any transactions with related persons of the Company as described in Item 404(a) of Regulation S-K of the Securities Act of 1933.

Mr. Gerke will receive compensation for his service as a director of the General Partner in accordance with the Company’s non-employee director compensation policy, which is described in the Company’s prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) on May 7, 2015.

Item 7.01.	Regulation FD Disclosure.

On August 3, 2015, the Company issued a press release with respect to the matter described above, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Tallgrass Energy GP, LP dated August 3, 2015. (Furnished solely for purposes of Item 7.01 of this Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY GP, LP

	By:	TEGP Management, LLC
its General Partner

Date: August 3, 2015	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Tallgrass Energy GP, LP dated August 3, 2015. (Furnished solely for purposes of Item 7.01 of this Form 8-K).